                   No. 50 -- Uniform Lease
                   Printed Yee & Lukens Philadelphia, Pa. 19107    EXHIBIT 10.17
                   (C) Richard Mars -- Revision

                                LEASE AGREEMENT

This Agreement, MADE THE        13th            day of August    one thousand
                         ----------------------        ----------
nine hundred and    Eighty-Four            (1984      ), by and between
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    Mark Hankin    and HanMar Associates XV, tenants-in-common,  P.O. Box 26767,
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Elkins Park,  PA  19117
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(hereinafter called Lessor), of the one part, and   American Bank Note Company,
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a New York Corporation,  680 Blair Mill Road, Horsham, PA  19044
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(hereinafter called Lessee), of the other part.
     WITNESSETH THAT: Lessor does hereby demise and let unto Lessee all that
certain   30,000 square foot building  "H", known as 1448 County Line Road,
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Huntingdon Valley, PA  19006, and adjacent lands as outlined in red on Exhibit
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"A", attached hereto.
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in the    County       of   Montgomery        State of Pennsylvania, to be used
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and occupied as  manufacturing and storage of printed products
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and for no other purpose, for the term of     five (5) years    beginning the
                                     ----------------------               ------
1st day of   August     , one thousand nine hundred and   Eighty-Four  (19 84 ),
      ---------------                              ----------------------------
and ending the   31st       day of     July      , one thousand nine hundred and
              --------------      ----------------
  Eighty-Nine  (19 89     ), for the minimum       annual            rental of
---------------------------                 -------------------------
  Ninety Thousand and 00/100                              Dollars ($90,000.00)*
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lawful money of the United States of America, payable in monthly installments in advance during the said term of this lease, or any renewal hereof, in sums of
   Seven Thousand Five Hundred and 00/100                 Dollars ($7,500.00)**
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on the      1st           day of each month, rent to begin from the     1st
      --------------------                                         ------------
day of    August        ,19 84,
      ------------------
the first installment to be paid at the time of signing this lease. The first rental payment to be made during the occupancy of the premises shall be adjusted to pro-rate a partial month of occupancy, if any, at the inception of this lease.
*the first year; Ninety Seven Thousand Five Hundred and 00/100 Dollars ($97,500.00) the second year; One Hundred Five Thousand and 00/100 Dollars ($105,000.00) the third year; One Hundred Twelve Thousand Five Hundred and
00/100 Dollars ($112,500.00) the fourth year; and One Hundred Twenty Thousand and 00/100 Dollars ($120,000.00) the fifth year.

**the first year; Eight Thousand One Hundred Twenty Five and 00/100 Dollars ($8,125.00) the second year; Eight Thousand Seven Hundred Fifty and 00/100 Dollars ($8,750.00)***

   If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefor, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended, and if Lessor is unable for any reason to give possession of the demised premises with 30 days of Lessee's demand therefor following commencement of the term hereof Lessee shall have the option, by notice to Lessor, to cancel this lease agreement and receive return of any prepaid rents and security deposit in full and final settlement of any and all claims against Lessor.
     (a) Lessee agrees to pay as rent in addition to the minimum rental herein reserved any and all sums which may become due by reason of the failure of Lessee to comply with all of the covenants of this lease and any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of them, and also any and all damages to the demised premises caused by any act or neglect of the Lessee.
     (b) Lessee further agrees to pay as rent in addition to the minimum rental herein reserved all taxes assessed or imposed upon the demised premises and/or the building of which the demised premises is a part during the term of this lease. The amount due hereunder on account of such taxes shall be apportioned for that part of the first and last calendar years covered by the term hereof. The same shall be paid by Lessee to Lessor on or before the first day of July of each and every year.
     (c) Lessee further agrees to pay to Lessor as additional rent all fire insurance premiums upon the demised premises and/or the building of which the demised premises is a part.
     (d) Lessee further agrees to pay as additional rent, if there is a metered water connection to the said premises, all charges for water consumed upon the demised premises and all charges for repairs to the said meter or meters on the premises, whether such repairs are made necessary by ordinary wear and tear, freezing, hot water, accident or other causes, immediately when the same become due.
     (e) Lessee further agrees to pay as additional rent, all sewer rental or charges for use of sewers, sewage system, and sewage treatment works servicing the demised premises immediately when the same become due.
     All rent shall be payable without prior notice or demand at the office of
Lessor,   P. O. Box 26767, Elkins Park, PA 19117 or at such other place as
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Lessor may from time to time designate by notice in writing.
     Lessee covenants and agrees that he will without demand
     (a) Pay the rent and all other charges herein reserved as rent at the times and at the place that the same are payable, without fail; and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become delinquent, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charges, expenses, or costs herein agreed to be paid by Lessee may be proceeded for and recovered by Lessor by legal process in the same manner as rent due and in arrears.
     (b) Keep the demised premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., broken; keep all waste and drain pipes open; repair all damage to plumbing and to the premises in general; keep the same in good order and repair as they are now, reasonable wear and tear and damage by fire or other casualty alone excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this lease.
     (c) Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure so to do.
     (d) Use every reasonable precaution against fire.
     (e) Comply with rules and regulations of Lessor promulgated as hereinafter provided.
     (f) Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.
     (g) Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the demised premises.
     (h) Lessee shall be responsible for the condition of the pavement, curb, cellar doors, awnings and other erections in the pavement during the term of this lease; shall keep the pavement free from snow and ice; and shall be and hereby agrees that Lessee is solely liable for any accidents, due or alleged to be due to their defective condition, or to any accumulations of snow and ice.
     (i) The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent Lessee in any sub-letting or reletting of the demised premises other than an agent approved by the Lessor and that should Lessee do so, or attempt to do so, the Lessor may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, the Lessee assuming all responsibility for such action.

     (j) Indemnify and save Lessor harmless from any and all loss occasioned by Lessee breach of any of the covenants, terms and conditions of this lease, or caused by his family, guests, visitors, agents and employees.

     Lessee covenants and agrees that he will do none of the following things without first obtaining the consent, in writing of Lessor, which consent Lessor shall not unreasonably withhold, and without providing Lessor with reimbursement for any expenses incurred or incidental to Lessee's proposed action.
     (a) Occupy the demised premises in any other manner or for any other purpose than as above set forth.
     (b) Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof; nor shall any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable, the same shall be a violation of this covenant.

*** the third year; Nine Thousand Three Hundred Seventy Five and 00/100 Dollars ($9,375.00) the fourth year; and Ten Thousand and 00/100 Dollars ($10,000.00) the fifth year.

     (c) Place or allow to be placed (illegible) booth, sign or show case upon the doorsteps, vestibules or outside walls (illegible) cements of said premises, or paint, place, erect or cause (illegible) painted placed or erected any sign, projection or device on or in any part of (illegible) premises. Lessees shall remove any sign, projection or device painted, placed or erected, if permission has been granted and restore the walls, (illegible) to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any conditions or covenants of this lease) Lessor shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.

     (d) Make any alterations, improvements, or additions to the demised premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent.

     (e) Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.

     (f) Place any weights in any portion of the demised premise beyond the safe carrying capacity of the structure.

     (g) Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee.

     (h) Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.

     (i) Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied. Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:

     (a) At all reasonable times upon reasonable notice by himself or his duty authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

     (b) To display a "For Sale" sign at any time, and also, after notice from either party of intention to determine this lease, or at any time within three months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Persons authorized by Lessor may inspect the premises at reasonable hours upon resonable notice during the said periods.

     (c) Lessor may discontinue at any time, any or all facilities furnished and services rendered by Lessor not expressly covenanted for herein or required to be furnished or rendered by law; it being understood that they constitute no part of the consideration for this lease.

     (a) Lessee agrees to relieve and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person caused by any fire, breakage or leakage in any part or portion of the building of which the demised premises is a part or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premies is a part, from the drains, pipes, or plumbing work of the same, or from any place or quarter, unless such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or its servants or agents.

     (b) Lessee also agrees to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any property or to Lessee or Lessee's guests, servants or employees which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways of any kind whatsoever which may exist or hereafter be erected or constructed on the said premises or the sidewalks surrounding the building or which may arise from defective construction, failure of water supply, light, power, electric wiring, plumbing or machinery, wind, lightning, storm or any other cause whatsoever on the said premises or the building of which the demised premises is a part, unless such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, its servants or agents.

     (a) In the event the demised premises are totally destroyed or so damaged by fire or other casualty that, in the opinion of a licensed architect retained by Lessor, the same cannot be repaired and restored within ninety days from the happening of such injury this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.

     (b) If the damage be only partial and such that the premises can be restored, in the opinion of a licensed architect retained by Lessor, to approximately their former condition within ninety days from the date of the casualty loss Lessor may, at Lessor's option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. Lessor also reserves the right to enter upon the demised premises whenever necessary upon reasonable notice to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the full amount claimed by Lessor, but Lessee shall have the right to proceed by law to recover the excess payment, if any.

     (c) Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessor at the leased premises within thirty days from the day Lessee received notice that the demised premises had been destroyed or damaged by fire or other casualty.

     (d) Except to the extent hereinbefore provided, Lessor shall not be liable for any damage, compensation, or claim by reason of the necessity of repairing any portion of the building, the interruption in the use of the premises, any inconvenience or annoyance arising as a result of such repairs or interruption, or the termination of this lease by reason of damage to or destruction of the premises.

     (e) Lessor has let the demised premises in their present "as is" condition and without any representations, other than those specifically endorsed heron by Lessor, through its officers, employees, servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs, alterations, or decorations at the inception of this lease or at any time thereafter unless such duty of Lessor shall be set forth in writing endorsed hereon.

     (a) No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this lease, except to the extent and in the manner hereinbefore provided.

     (b) It is hereby expressly agreed and understood that the said _____________________________________________ is acting as agent only and shall not in any event be held liable to the owner or to Lessee for the fulfillment or non-fulfillment of any of the terms or conditions of this lease, of for any action or proceedings that may be taken by the owner against Lessee, or by Lessee against the owner.

     (c) It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.

     (d) This lease is granted upon the express condition that Lessee and/or the occupants of the premises herein leased shall not conduct themselves in a manner which is improper or objectionable, and if at any time during the term of this lease or any extension or continuation thereof Lessee or any occupier of the said premises shall have conducted himself in a manner which is improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein, for the Lessee's failure to observe all of the covenants and conditions of this Lease.

     (e) In the event of the failure of Lessee promptly to perform the covenants of Section 8(b) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

     (f) Lessor and Lessee hereby agree that all insurance policies which each of them shall carry to insure the demised premises and the contents therein against casualty loss, and all liability policies which they shall carry pertaining to the use and occupancy of the demised premises shall contain waivers of the right of subrogation against Lessor and Lessee herein, their heirs, administrators, successors, and assigns.

     If the Lessee

     (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee; or

     (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

     (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned: or

     (d) Becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against Lessee or a complaint in equity or other proceedings for the appointment of a receiver for Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of Lessee shall be levied upon or be sold, thereupon:

     (1) The whole balance of rent and other charges, payments, cost, and expenses herein agreed to be paid by Lessee, or any part thereof, and also all costs and officers' commissions including watchmen's wages shall be taken to be due and payable and in arrears as if by the terms and provisions of this lease said balance of rent and other charges, payment, taxes, costs and expenses were on that date, payable in advance. Further, if this lease or any part thereof is assigned, or if the premises, or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints

Lessor as Lessee's agent to collect the rents due from such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder; or
     (2) At the option of Lessor, this lease and the terms hereby created shall determine and become absolutely void without any right on the part of Lessee to reinstate this lease by payment of any sum due or by other performance of any condition, term, or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises for the remainder of the lease term.

     In the event of any default as above set forth in Section 14, Lessor, or anyone acting on Lessor's behalf, at Lessor's option:
     (a) May let said premises or any part or parts thereof to such person or persons as may, in Lessor's discretion, be best; and Lessee shall be liable for any loss of rent for the balance of the then current term. Any such re-entry or re-letting by Lessor under the terms hereof shall be without prejudice to Lessor's claim for actual damages, and shall under no circumstances, release Lessee from liability for such damages arising out of the breach of any of the covenants, terms, and conditions of this lease.
     (b) May have and exercise any and all other rights and/or remedies, granted or allowed landlords by any existing or future Statute, Act of Assembly, or other law of this state in cases where a landlord seeks to enforce rights arising under a lease agreement against a tenant who has defaulted or otherwise breached the terms of such lease agreement; subject, however, to all of the rights granted or created by any such Statute, Act of Assembly, or other law of this state existing for the protection and benefit of tenants; and
     (c) May have and exercise any and all other rights and remedies contained in this lease agreement, including the rights and remedies provided by Sections 16 and 17 hereof.

     Lessee covenants and agrees that if the rent and/or any charges reserved in this lease as rent (including all accelerations of rent permissible under the provisions of this lease) shall remain unpaid five (5) days after the same is required to be paid, then and in that event, Lessor may cause Judgment to be entered against Lessee, and for that purpose Lessee hereby authorizes and empowers Lessor or any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for and confess judgment against Lessee and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Civil Procedure No. 2950 et seq. for the recovery from Lessee of all rent hereunder (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs and Attorney's commission, for which authorization to confess judgment, this lease, or a true and correct copy thereof, shall be sufficient warrant. Such Judgment may be confessed against Lessee for the amount of rent in arrears (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs; together with an attorney's commission of five percent (5%) of the full amount of Lessor's claim against Lessee. Neither the right to institute an action pursuant to Pennsylvania Rules of Civil Procedure No. 2950 et seq. nor the authority to confess judgment granted herein shall be exhausted by one or more exercises thereof, but successive complaints may be filed and successive judgments may be entered for the aforedescribed sums five days or more after they become due as well as after the expiration of the original term and/or during or after expiration of any extension or renewal of this lease.

     Lessee covenants and agrees that if this lease shall be terminated (either because of condition broken during the term of this lease or any renewal or extension thereof and/or when the term hereby created or any extension thereof shall have expired) then, and in that event, Lessor may cause a judgment in ejectment to be entered against Lessee for possession of the demised premises, and for that purpose Lessee hereby authorizes and empowers any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for Lessee and to confess judgment against Lessee in Ejectment for possession of the herein demised premises, and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Procedure No. 2970 et seq. for the entry of an order in Ejectment for the possession of real property, and Lessee further agrees that a Writ of Possession pursuant thereto may issue forthwith, for which authorization to confess judgment and for the issuance of a writ or writs of possession pursuant thereto, this lease, or a true and correct copy thereof, shall be sufficient warrant. Lessee further covenants and agrees, that if for any reason whatsoever, after said action shall have commenced the action shall be terminated and the possession of the premises demised hereunder shall remain in or be restored to Lessee. Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as above set forth to commence successive actions for possession of real property and to cause the entry of successive judgments by confession in Ejectment for possession of the premises demised hereunder.

     In any procedure or action to enter Judgment by Confession for Money pursuant to Section 16 hereof, or to enter Judgment by Confession in Ejectment for possession of real property pursuant to Section 17 hereof, if Lessor shall first cause to be filed in such action an affidavit or averment of the facts constituting the default or occurrence of the condition precedent, or event, the happening of which default, occurrence, or event authorizes and empowers Lessor to cause the entry of judgment by confession, such affidavit or averment shall be conclusive evidence of such facts, defaults, occurrences, conditions precedent, or events; and if a true copy of this lease (and of the truth of which such affidavit or averment shall be sufficient evidence) be filed in such procedure or action, it shall not be necessary to file the original as a Warrant of Attorney, any rule of court, custom, or practice to the contrary not withstanding.

     Lessee hereby releases to Lessor and to any and all attorneys who may appear for Lessee all errors in any procedure or action to enter Judgment by Confession by virtue of the warrants of attorney contained in this lease, and all liability therefor. Lessee further authorizes the Prothonotary or any Clerk of any Court of Record to issue a Writ of Execution or other process, and further agrees that real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced to recover possession of the demised premises either at the end of the term or sooner termination of this lease or for non-payment of rent or for any other reason, Lessee specifically waives the right to the three (3) months' notice to quit and/or the fifteen (15) or thirty
(30) days' notice to quit required by the Act of April 6, 1951, P.L. 69, as amended, and agrees that five (5) days' notice shall be sufficient in either or any such case.

     The right to enter judgment against Lessee by confession and to enforce all of the other provisions of this lease herein provided for may at the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her, or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

     All of the remedies hereinbefore given to Lessor and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering possession of the premises shall deprive Lessor of any of its remedies or actions against the Lessee for rent due at the time or which, under the terms hereof would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

     In the event that the premises demised herein, or any part thereof, is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises.

     This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in Control of the demised premises, to the rights of the owner or owners of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

     It is hereby mutually agreed that either party hereto may determine this lease at the end of said term by giving to the other party written notice thereof at least six (6) months prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of one year and so on from year to year unless or until terminated by either party hereto, giving the other one year written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this lease be continued for a further period under the terms hereinabove mentioned, any allowances given Lessee on the rent during the original term shall not extend beyond such original term, and further provided, however, that if Lessor shall have given written notice prior to the expiration of any term hereby created, of his intention to change the terms and conditions of this lease, and Lessee shall not within 10 days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given as having no effect, in which case all the terms and conditions of this lease shall continue thereafter with full force precisely as if such notice had not been given, or (b) Lessor may, at any time within thirty days after the present term or any renewal or extension thereof, as aforesaid, give the said Lessee ten days' written notice of his intention to terminate the said lease; whereupon the Lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in said notice. All powers granted to Lessor by this lease may be exercised and all obligations imposed upon Lessee by this lease shall be performed by Lessee as well during any extension of the original term of this lease as during the original term itself.

All notices must be given by certified mail, return receipt requested.

     It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agent and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.
     All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein, shall be deemed to refer to the "Lessor" or "Lessee" whether such Lessor or Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

     Any headings preceding the text of the several paragraphs and sub-paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this lease nor shall they affect its meaning, construction or effect.

     In Witness Whereof, the parties hereto have executed these presents the day and year first above written, and intend to be legally bound thereby.

SEALED AND DELIVERED IN THE PRESENCE OF:


                                                   ----------------- Agent
                                                   /s/ MARK HANKIN
                                                   -----------------
                                                   MARK HANKIN
                                                   HANMAR ASSOCIATES XV

                                                   BY: MARK HANKIN [SEAL]
                                                       ----------
                                                       Industrial Real
                                                       Estate
                                                       Management, Inc.
                                                       its general
                                                       partner
                                               -------------------------- [SEAL]
                                               AMERICAN BANK NOTE COMPANY
                                               -------------------------- [SEAL]

                                                   BY: [ILLEGIBLE]
                                                       ----------         [SEAL]
                                                       Vice Pres.

                                               Attest: [ILLEGIBLE]
                                                       -----------
                                                         (Asst.
(Corporate Seal)                                      Secretary/   )

=====
LEASE
=====



------------------------------

------------------------------
             TO

------------------------------

------------------------------

Premises:---------------------

------------------------------

Rent:-------------------------

Dated:------------------------

Term:-------------------------

------------------------------
==============================

FOR VALUE RECEIVED            hereby assign, transfer and set over
unto
Executors, Administrators and assigns all          right, title and interest in
the within          and all benefit and advantages to be derived
therefrom

     WITNESS          hand and seal this          day of          A.D. 19


SEALED IN THE PRESENCE OF )
                          )
                          )
                          )

(Attached to and made part of Lease Agreement dated the 13th day of August, 1984, by and between MARK HANKIN and HANMAR ASSOCIATES XV, tenants-in-common, as Lessor, and AMERICAN BANK NOTE COMPANY as Lessee, Lessors 30,000 square foot building "H", known as 1448 County Line Road, Huntingdon Valley, PA 19006)

                              W I T N E S S E T H

     With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned Lease Agreement in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provision of said Lease Agreement.

     30. INSURANCE: Lessee shall at all times bear all liability for its operations on the premises and for any damage or injury to its own personnel and property and to the person and property of Lessor and its employees and of third parties, arising out of its use of the premises. In that connection, Lessee agrees at all times during the terms hereof, at its own cost and expense, to procure, maintain and pay for adequate general liability and property damage insurance (including water damage) with minimum limits of liability with respect to bodily injury of $500,000.00 for each person, $1,000,000.00 for each occurrence, and $100,000.00 with respect to property damage for each occurrence, placed through a reputable insurance carrier having a rating with Best's Insurance Guide of a minimum "A+" policy holder's rating and "5A" financial rating. Such insurance shall include MARK HANKIN'S interest as a named additional insured under the contract, as well as any Industrial Development Authority and permanent mortgage or construction lenders. Lessee shall provide Lessor with a Certificate or Certificates of the insurers with whom such insurance is in force and effect and such Certificate or Certificates shall contain a provision that such policy may not be cancelled unless the Lessor is notified at least thirty (30) days prior to cancellation, and at least thirty (30) days prior to the expiration of said policy the Lessee shall furnish the Lessor with evidence satisfactory to Lessor that the policy has been renewed or replaced. Lessee's failure to observe the provisions of this paragraph regarding insurance shall constitute default under the terms of this Lease. Lessee shall pay to Lessor, immediately upon demand, the actual amount of the annual premiums of a fire and extended coverage insurance policy including rental value insurance coverage for the full insurable value of all improvements upon the demised premises which shall be placed upon the Demised Premises by Lessor. Failure of Lessee to make payment within ten (10) days of receipt of written notice from Lessor shall be held as a violation of this Lease and be subject to all conditions and remedies thereof.

     31. TAXES: Lessee hereby covenants and agrees that throughout the term of this Lease and any renewals or extensions thereof, Lessee shall pay to Lessor as additional rent hereunder on a monthly basis, any and all real estate taxes assessed or imposed upon the Demised Premises. The monthly tax payment on account of actual taxes shall be the product of the number of square feet of floor space leased to Lessee multiplied by $.04 per square foot. This additional rental can be adjusted by Lessor to accurately reflect actual real estate taxes. Lessee to pay monthly assessment on the First day of the leasing month beginning with the First day of this Lease. Should the sums paid by Lessee to Lessor as real estate tax rent not be sufficient to cover the assessed taxes on the Demised Premises at the time of presentation of said real estate tax bill to Lessee by Lessor, Lessee shall pay to Lessor, within ten(10) days of receipt of said bill from Lessor, the amount which is necessary to pay the full amount of said bill. Any excess in aforesaid escrow account shall be refunded to Lessee by Lessor on an annual basis.

     32. UTILITIES: Lessee agrees as a further condition of this Lease to be responsible at his sole cost and expense for any and all heat, electricity, water, sewer and other utilities used upon the herein-Demised Premises.

     33. USE: Lessee hereby covenants and agrees that it will at no time use the premises for any other use or purpose than as is set forth in Paragraph 2 hereof. Lessee further agrees that it will at no time use the herein-Demised Premises in any manner which may be deemed a violation of any municipal (including but not limited to township authorities, regulatory agencies and water and sewer authorities), state or federal law or regulations. Lessee shall comply, at its sole cost and expense, with any and all municipal, state and federal regulations or laws covering Lessee's occupancy and/or additional installations, other than those herein included under Paragraph 34 of this Lease, which may be required. In the event the installation of an emergency lighting system is necessitated by any governmental body for issuance of a building permit and/or occupancy permit for the Demised Premises, the actual cost for providing and installing said system shall be paid by Lessee to Lessor within ten (10) days of receipt of said bill thereof. Ten (10%) Percent of the cost hereof shall be paid prior to the commencement of any work. The balance shall be escrowed by Lessee in a manner acceptable to Lessor. All other terms or conditions of this lease shall remain the same except for the payment of said rent or installation fees as stated hereinabove.

     34. Lessor and Lessee hereby mutually covenant and agree that the Demised Premises are accepted in their existing condition as of the date of the signing of this Lease.

     35. At the time of signing this Lease, Lessee shall pay his prorated share of all taxes due for the balance of the year from date of Lessee's possession, upon presentation of tax receipt by Lessor.

     36. ZONING: Lessor represents and warrants that the applicable zoning ordinance permit Lessee's intended use of said premises as specified in Paragraph 2 of this Lease, but Lessor shall not be responsible for obtaining occupancy or other permits for Lessee. Responsibility for obtaining all necessary occupancy or other permits shall be the obligation of Lessee but Lessor shall provide all reasonable assistance to Lessee.

     37. ROOF AND STRUCTURAL PORTIONS: Upon receipt of written notice from Lessee, Lessor agrees to proceed with due diligence to repair, at its own cost and expense, any leaks in the roof, or make any repairs to the walls, foundations and other structural portions of the herein Demised Premises or the building of which the Demised Premises is a part, provided such repairs are not made necessary by the neglect or willful abuse of Lessee. In no event, however, shall Lessor be liable to Lessee for any consequential damages of Lessee, including but not limited to any loss or damage to Lessee's goods or any other property due to or alleged to be due to any leaks from said roof and/or damage caused by failure to make necessary repairs to the roof or structural portions of the building or improvements on the Demised Premises during the term of this Lease or any renewal thereof.

     38. REPAIRS: Should Lessor, after being given notice in writing as provided for by this Lease to make required repairs, not do so or diligently begin to do so within ten (10) days after receipt of said notice, unless more time is required due to weather conditions, Lessee shall have the right to proceed with said repairs at a reasonable cost and the cost of same to be assumed by the Lessor.

     39. ADDITION TO PARAGRAPH 10: Lessor agrees that it will not enter upon the Demised Premises for repairs except during business hours, unless such repairs are of an emergency nature.

     40. CONTINUATION OF LEASE: Such continuations of this Lease which may occur under the provisions of Paragraph 24, or options to renew as described in Paragraph A hereinbelow, shall be subject to the same terms and conditions as otherwise set forth herein except that the annual minimum rents shall be the greater of (a) $150,000.00(1) payable monthly in advance in installments of $12,500.00(2), or (b) the amount calculated in accordance with Paragraph A thru D below.*

     A. Provided Lessee is not then in default under any of the terms, covenants and conditions of this Lease, Lessee shall have the right and privilege at its election to renew the term of this Lease for a further period of three (3) years to commence by giving Lessor written notice of its election to renew at any time during the fourth year of this Lease, such renewal to be on the same terms and conditions (except for this option to renew and except for the rental as is set forth in the following paragraphs) as herein provided for the original term. In the event Lessee does not exercise this option to renew, then the term of this Lease shall continue in accordance with the provisions of Paragraph 24 except for possible rental increases in accordance with provisions of this Paragraph as described hereinabove and below.

     B.   **(See Paragraph 40B. on page 5A).

     C. A Consumer Price Index is currently prepared and issued monthly by the United States Department of Labor, Bureau of Labor Statistics, Washington, D.C. Table 1 of said Index entitled "Consumer Price
          Index -- United States City Average" is calculated on the base period 1967 = 100 and includes the group entitled "All Items" Wherever "Consumer Price Index" is used in this Lease it shall mean an Index as described in this sentence. The comparable Index Figure of the Consumer Price Index (United States City Average -- base period
          1967 = 100 All Items) for the month of June    , 1984, shall be and is
          hereinafter referred to as the "base index figure for this Lease".

     D. If Lessee shall renew or continue the term of this Lease as is provided in this Paragraph 40 or Paragraph 24, the rental which Lessee shall pay to Lessor during said renewal term shall be increased as of August 1, 1989 and as of each successive August 1 falling within the terms of said renewal period or any further extensions or renewals, on the basis of the Consumer Price Index or if the Consumer Price Index is discontinued, then by the successor or most nearly comparable successor Index thereto, appropriately adjusted to the Base Index Figure for this Lease. In the event that a different base than the average for the year 1967 = 100 shall be employed hereafter in any of the indices to be used.

* Such option to renew as described in Paragraph B hereinbelow, shall be subject to the same terms and conditions as otherwise set forth herein except that the annual minimum rents shall be the greater of (a) $204,000.00(3) payable monthly in advance in installments of $17,000.00(4) or (b) the amount calculated in accordance with Paragraph B through E below.


     (1) the first year; $169,104.00 the second year; and $188,400.00 the third year
     (2) the first year; $14,092.00 the second year; and $15,700.00 the third year
     (3) the first year; $225,000.00 the second year; and $246,000.00 the third year
     (4) the first year; $18,750.00 the second year; and $20,500.00 the third year

**B. Provided Lessee is not then in default under any of the terms, covenants and conditions of this Lease, Lessee shall have the right and privilege at its election to renew the term of this Lease for an additional further period of three (3) years to commence by giving Lessor written notice of its election to renew at any time during the second year of the renewal period exercised by Lessee under the provisions of Paragraph A hereinabove, such renewal to be on the same terms and conditions (except for this option to renew and except for the rental as is set forth in the following paragraphs) as herein provided for the original term. In the event Lessee does not exercise this option to renew, then the term of this Lease shall continue in accordance with the provisions of Paragraph 24 except that the annual minimum rents shall be the greater of (a) $240,000.00 payable monthly in advance in installments of $20,000.00, or (b) the amount calculated in accordance with Paragraph C through E below.


                                     - 5A -
     hereunder, proper adjustment (if needed) shall be made in applying the said indices so as to correctly ascertain whether there has been an increase over the Base Index for this Lease. In the event that the methods of ascertaining or arriving at the percentage in the indices then used shall have been altered or changed from the Consumer Price Index, like adjustment shall be made.

E. The parties hereto agree that if the corresponding Index Figure as reflected by the Consumer Price Index (or by its successor or most nearly comparable successor, appropriately adjusted as aforesaid) for June 1989, and for each successive June falling within the renewal term and any further renewals or extensions shall be greater than the Base Index Figure for this Lease (as provided above) then the annual rent payable by Lessee during each year of this renewal term and any further extensions or renewals shall be increased effective August 1, 1989, and each successive August 1 falling within the term of said renewal period or any further renewals or extensions to an amount arrived at by multiplying $105,000.00 by a fraction of which the numerator shall be the Index Figure for June 1989, and for each successive June falling within the renewal term and any further renewals or extensions and the denominator shall be the Base Index Figure for this Lease. Each such increase (if any) of rent shall be effective respectively as of August 1, 1989, and as of each successive August 1 falling within the renewal term and any further renewals or extensions.

     41. ADDITIONS TO PARAGRAPH 9(c): Lessee may erect reasonable signs which will not damage or injure in any way the roof or structural portions of any building on the Demised Premises and will not detract from the appearance of the buildings and the surrounding environments, having first obtained Lessor's permission; said permission not to be unreasonably withheld. Lessee shall conform at its sole cost and expense with all governmental rules and regulations with respect to Lessee's sign, and will save Lessor harmless from any mechanics's lien claims or claims for personal injury or property damage arising from the erection, provision or installation of said sign.

     42. Anything herein contained to the contrary notwithstanding, Lessor warrants that Lessee's possession will not be interfered with by any person claiming by, through, or under Lessor or by any predecessor or successor of Lessor, so long as Lessee complies with the terms of this Lease.

     43. MAINTENANCE: Upon the completion of the Demised Premises in accordance with the plans attached hereto, Lessee shall be responsible for all maintenance pertaining thereto. Lessor shall be responsible for the roof and structural portions of the Demised Premises as set forth in Paragraph 37 hereof.

With respect to the air-conditioning and heating systems, Lessee agrees that it shall, at its own cost and expense, enter into and pay for a service/labor contract with O'Reilly and Associates of Chestnut Hill, or any reputable air-conditioning and heating contractor, beginning one (1) year after the original installation of the heating and air-conditioning system, which contracts shall continue during the term of this Lease or any renewal thereof and will be subject to the approval of Lessor. Failure of Lessee to enter such contract shall be construed as a default under the terms of this Lease. In addition to any other rights or remedies which Lessor may have as set forth in this Lease to cure such default, Lessor shall have the right to enter into such maintenance contracts as required hereunder and Lessee shall reimburse Lessor for the cost of such contracts plus Ten (10) Percent for service charges thereon within ten (10) days of receipt of said bill.

     44. MAINTENANCE OF PAVED AND GREEN AREAS: Lessee shall be responsible for cleaning, snow removal and maintenance of the paved areas and for maintenance and trimming of the lawn and shrubbery. Should Lessee fail to properly perform these obligations, Lessor shall have the option, without prior written notice, to perform said maintenance requirements and bill Lessee for same. Lessee is to pay said bill within ten (10) days of receipt of written notice.

     46. RIGHT OF RECOVERY: Each party waives any and all right of recovery against the other party for damage to the Demised Premises or loss to property therein occurring from fire or other casualty covered by standard fire insurance policies with extended coverage, provided that each waiver shall be effective and binding only to the extent that such insurance covering the damage is in force permitting such waiver and to the extent actual recovery is had thereon.

     47. SECURITY DEPOSIT: Lessee shall deposit with Lessor upon execution hereof, the sum of Eight Thousand Seven Hundred Fifty and 00/100 Dollars ($8,750.00) as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall, within Fifteen (15) days after written demand thereof, deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned without payment of interest or other increment for its use to Lessee (or at Lessor's option, to the last assignee, if any, or Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

     48. LESSOR'S EXERCISE OF RIGHTS AND REMEDIES: Notwithstanding anything herein or elsewhere contained to the contrary, Lessor agrees that Lessor will not exercise any right or remedy provided for in this Lease or allowed by law, because of any default of Lessee, unless Lessor shall first have given written notice thereof to Lessee and Lessee, within a period of fifteen (15) days thereafter, shall have failed to correct such default; provided, further however, that no such notice from Lessor shall be required if Lessee vacates the Premises or attempts to remove or manifests an intention to remove or shall be in the course of removing any goods or property therefrom otherwise than in the ordinary and usual course of business, or if a Petition in Bankruptcy or for Reorganization shall have been filed by or against the Lessee, or if a receiver or trustee is appointed for Lessee, and such appointment and such receivership or trusteeship is not terminated within sixty (60) days or if Lessee makes an assignment for the benefit of creditors, or if the real or personal property of Lessee is levied upon or sold; provided, further however, that Lessor shall not be required to give any notice called for by this Paragraph of the Lease more than three (3) times within any twelve
(12) month period commencing on the lease commencement date shown in Paragraph 3 hereof and any anniversary date thereof thereafter.

     49. TRASH DISPOSAL: Lessee shall provide a central trash dumpster for the entire building. Lessee shall pay bills for said trash collection within Ten
(10) days of receipt of said bill.

     50. WATER METER: Lessor agrees to install a water meter in the premises herein described to measure the water consumption of the said premises. Said meter may be a sub-meter from the meter installed by the public utility company serving the said premises. Lessee agrees to pay for water consumption by Lessee at the rates charged by the public utility company serving the area and said charges shall be due and payable by Lessee upon presentation of a bill for said water by Lessor or the public utility company. Lessee further agrees to pay as additional rent all public or private sewer rental or charges for use of sewers, sewage systems and sewage treatment works, or septic systems servicing the Demised Premises immediately when the same become due.

     51. NOTICES: All notices required to be given by Lessor to Lessee and by Lessee to Lessor shall be sufficiently given if sent by registered or certified mail, return receipt requested to Lessor at the address set forth in Paragraph 7, and to Lessee at the demised premises, or at such other place as the parties may from time to time designate in writing.

     52. Lessee shall not make any holes in office partitioning walls, nor use any tacks or hanging devices which require holes in the walls. All material which is attached to the office partitioning walls must be attached by self-adhering hanging devices which can be removed without damage to the walls. Any repairs necessitated by holes or marks on the walls will be billed directly to Lessee by Lessor, during the term of this Lease or at the termination of this Lease.

     53. If Lessee shall fail to make payments of rent or other cash payments due to Lessor within the time periods prescribed in the Lease hereinabove, Lessee shall pay to Lessor interest from the end of the payment period as prescribed for each period hereinabove to the date of Lessor's receipt of said payments at an interest rate of Five Hundred (500) basis points above the prime interest rate charged during this time of said delinquency at the Bank and Trust Company of Old York Road or its successor institution. Payment period for rent shall be as defined under Paragraph 3 hereinabove and payment period for all other items shall be defined as Ten (10) days from the date of said invoice.

     54. In addition to all rentals and additional rentals provided herein, Lessee shall pay to Lessor a Ten (10%) Percent service charge to cover expenses for all bills other than the monthly rental. Said charges shall not exceed Twenty-five ($25.00) Dollars per invoice.

     55. Lessee hereby agrees to execute and deliver to any present or future Mortgagee or any purchaser of the premises, immediately upon request, an "Estoppel Certificate" stating the amount of rent due from Lessee hereunder; that this Lease remains in full force and effect without any modification except modifications requested by any such Mortgagee; that Lessee consents to any reasonable modification of the Lease not adversely affecting Lessee's operations upon the demised premises (except rental terms) requested by any mortgagor; that Lessee has no setoffs against rent; or if this Lease has been modified or if Lessee has any setoff against rent, the exact nature of the modifications and the precise amounts of the setoff and such other matters reasonably requested by said Mortgagee or purchaser.

IN WITNESS WHEREOF, we have hereunto set our hand and seal this 13th day of August, 1984.


                    /s/ Mark Hankin
                    -------------------------------
                    MARK HANKIN


                    HANMAR ASSOCIATES XV



                    By: /s/ Mark Hankin
--------------          ---------------------------
WITNESS                    Industrial Real Estate
                        Management, Inc., its general
                        partner



                    AMERICAN BANK NOTE COMPANY


                    By: /s/ ILLEGIBLE SIGNATURE
                        ---------------------------
                                  (Vice Pres.)



                    Attest: /s/ ILLEGIBLE SIGNATURE
                            -----------------------
                            (Asst. Secretary/      )


---------------
WITNESS

(Corporate Seal)

                           AMERICAN BANK NOTE COMPANY
                  300 CORPORATE DRIVE, BRADLEY CORPORATE PARK
                              BLAUVELT, N.Y. 10913
                            Telephone:(914) 353-3320
                              Telex: 421795 BANKTE

                                    ADDENDUM

Attached to and made a part of a Lease Agreement by and between MARK HANKIN and HANMAR ASSOCIATES V, tenants in common, as Lessor, and American Bank Note Company, as Lessee providing for the rental, for an initial term beginning August 1, 1984 and ending July 31, 1989, of Lessor's 30,000 square foot Building H, known as 1448 County Line Road, Huntingdon Valley, Pennsylvania 19006, and the adjacent land as outlined in red on Exhibit A, attached to said Lease.

                              W I T N E S S E T H

With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned Lease Agreement in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provision of said Lease Agreement.

1. Lessee hereby exercises its option to renew this Lease for a three (3) year term as provided in Paragraph 40, Subparagraph A. The term of this Lease shall be for three (3) years, commencing August 1, 1989 and terminating July 31, 1992.

2. The minimum annual rental shall be $129,000 during the first year of the renewal term; $138,000 during the second year of the renewal term; and $147,600 during the third year of the renewal term in lawful money of the United States of America, payable in monthly installments in advance during the renewal term of this Lease, in sums of $10,750 during the first year of this Lease; $11,500 during the second year of this Lease; and $12,300 during the third year of this Lease on the first day of each month, rent to begin from the first day of of August, 1989.

3. Paragraph 40 of this Lease is hereby amended to read in its entirety as follows:

     40. CONTINUATION OF LEASE. Provided Lessee in not then in default under any of the terms, covenants and conditions of this Lease, Lessee shall have the right and privilege at its election to renew the term of this Lease for a further period of three (3) years, to commence August 1, 1992 (the "Renewal Period"). Said right and privilege shall be exercisable by written notice given to Lessor at any time between August 1, 1991 and January 31, 1992. Such renewal shall be on the same terms and conditions, except that there shall be no further renewal options in (the absence of a

    PLATES ENGRAVED ONLY ON CONDITION THAT THEY REMAIN IN THE CUSTODY OF THIS
                                    COMPANY.

                           AMERICAN BANK NOTE COMPANY
                                    NEW YORK


     subsequent agreement therefor) and except that the Annual Minimum Rent for each year of said Renewal Period (beginning on August 1 of 1992, 1993, and 1994) shall be the greater of (1) the sum of the Annual Minimum Rent for the immediately preceding year plus $9,000, or (2) the amount calculated in accordance with Paragraphs A and B below:

     A. The Annual Minimum Rental under alternative (2) above for the years beginning on August 1 of 1992, 1993, and 1994 shall be equal to $147,600 increased by a percentage equal to the percentage increase in the Consumer Price Index between the index figure for June, 1991 and the index figure for June of 1992, 1993, and 1994, respectively.

     B. As used in Paragraph A above, the term "Consumer Price Index" shall mean the Consumer Price Index -- All Urban Consumers (1982-1984=100), published monthly by the United States Department of Labor, Bureau of Labor Statistics. If the base period for the Consumer Price Index is changed, the percentage calculations provided for in Paragraph A shall be made after appropriately adjusting the index figures to make them as nearly comparable as possible. If the Consumer Price Index is discontinued, said percentage calculations shall be made on the basis of the successor thereto or the most nearly comparable index published by the United States Government, appropriately adjusted to make the index figures as nearly comparable as possible.

          In the absence of notice from Lessee to Lessor of Lessee's intent to exercise its option as more fully described in Paragraph 40 hereinabove, this lease shall specifically terminate on July 31, 1992 without notice being required by either party.

          If Lessee shall exercise its option as provided for in Paragraph 40 hereinabove, this Lease shall specifically terminate on July 31, 1995.

4. Paragraph 24 of this Lease is hereby deleted in its entirety, and the following is substituted therefor: If Lessee remains in possession of the premises after the expiration of the term of this lease, or any extension thereof, without the written consent of Lessor, such holding over shall, if rent is accepted by Lessor for any period after the expiration of the term, create a tenancy from month to month with respect to the Premises on all of

                                    ADDENDUM

Attached to and made a part of a Lease Agreement by and between MARK HANKIN and HANMAR ASSOCIATES V, tenants in common, as Lessor, and American Bank Note Company, as Lessee providing for the rental, for an initial term beginning August 1, 1984 and ending July 31, 1989, of Lessor's 30,000 square foot Building H, known as 1448 County Line Road, Huntingdon Valley, Pennsylvania 19006, and the adjacent land as outlined in red on Exhibit A, attached to said Lease.

                              W I T N E S S E T H

With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned Lease Agreement in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provision of said Lease Agreement.

1. Lessee hereby exercises its option to renew this Lease for a three (3) year term as provided in Paragraph 40, Subparagraph A. The term of this Lease shall be for three (3) years, commencing August 1, 1989 and terminating July 31, 1992.

2. The minimum annual rental shall be $129,000 during the first year of the renewal term; $138,000 during the second year of the renewal term; and $147,600 during the third year of the renewal term in lawful money of the United States of America, payable in monthly installments in advance during the renewal term of this Lease, in sums of $10,750 during the first year of this Lease; $11,500 during the second year of this Lease; and $12,300 during the third year of this Lease on the first day of each month, rent to begin from the first day of August, 1989.

3. Paragraph 40 of this Lease is hereby amended to read in its entirety as follows:

     40. CONTINUATION OF LEASE. Provided Lessee is not then in default under any terms, covenants and conditions of this Lease, Lessee shall have the right and privilege at its election to renew the term of this Lease for a further period of three (3) years, to commence August 1, 1992 (the "Renewal Period"). Said right and privilege shall be exercisable by written notice given to Lessor at any time between August 1, 1991 and January 31, 1992. Such renewal shall be on the same terms and conditions, except that there shall be no further renewal options (in the absence of a subsequent agreement therefor) and except that the Annual Minimum Rent for each year of said Renewal Period (beginning on August 1 of 1992, 1993 and 1994) shall be the greater of (1) the sum of the Annual

                           AMERICAN BANK NOTE COMPANY
                                    NEW YORK

     the same terms and conditions as are in effect on the last day of the preceding term, except that the monthly minimum rental shall be increased to an amount equal to three times the minimum monthly rental effective on the last of the preceding term.

5. Lessor agrees to install, prior to May 31, 1989, at Lessor's expense, approximately 489 square yards of additional paving to extend the parking lot at two (2) locations. The exact locations and square yardage shall be determined by Lessor in accordance with field conditions but shall be reasonably satisfactory to Lessee. Lessor shall cause such additional paving to be installed in accordance with proper standards of design and workmanship. Any repairs made necessary by failure of such installation to comply with proper standards shall be promptly effected by Lessor at Lessor's expense.

6. All other terms and conditions of this Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, we have hereunto set our hand and seal this 23rd day of March, 1989.


/s/ ILLEGIBLE SIGNATURE                    By: /s/ MARK HANKIN
--------------------------------               --------------------------------
WITNESS                                        MARK HANKIN
                                               HANMAR ASSOCIATES V


/s/ ILLEGIBLE SIGNATURE                    By: /s/ ILLEGIBLE SIGNATURE
--------------------------------               --------------------------------
WITNESS                                        INDUSTRIAL REAL ESTATE
                                               MANAGEMENT, INC., its
                                               general partner

                                               AMERICAN BANK NOTE COMPANY


/s/ Carolyn Keeley                         By: /s/ David C. Bender
--------------------------------               --------------------------------
WITNESS                                        DAVID C. BENDER VP/CFO


/s/ ILLEGIBLE SIGNATURE                    Attest: /s/ ILLEGIBLE SIGNATURE
--------------------------------                   ----------------------------
WITNESS


                                           CORPORATE SEAL:

     Minimum Rent for the immediately preceding year plus $9,000, or (2) the amount calculated in accordance with Paragraphs A and B below:

     A. The annual Minimum Rental under alternative (2) above for the years beginning on August 1 of 1992, 1993, and 1994 shall be equal to $147,6000 increased by a percentage equal to the percentage increase in the Consumer Price Index between the index figure for June, 1991 and the index figure for June of 1992, 1993, and 1994, respectively.

     B. As used in Paragraph A above, the term "Consumer Price Index" shall mean the Consumer Price Index -- All Urban Consumers (1982-1984=100), published monthly by the United States Department of Labor, Bureau of Labor Statistics. If the base period for the Consumer Price Index is changed, the percentage calculations provided for in Paragraph A shall be made after appropriately adjusting the index figures to make them as nearly comparable as possible. If the Consumer Price Index is discontinued, said percentage calculations shall be made on the basis of the successor thereto or the most nearly comparable index published by the United States Government, appropriately adjusted to make the index figures as nearly comparable as possible.

4. Paragraph 24 of this Lease is hereby deleted in its entirety, and the following is substituted therefor:

          This Lease shall absolutely terminate and Lessee shall vacate the demised premises upon the expiration of the term hereof, as the same may be renewed pursuant to Paragraph 40 hereof, or otherwise extended by written agreement of the parties. If Lessee fails to vacate the demised premises in accordance with the immediately preceding sentence, Lessee shall be deemed a tenant from month to month on the same terms and conditions as herein provided, except that there shall be no further renewal options and Lessee shall pay three times the rate and vacate.

5. Lessor agrees to install, at Lessor's expense, approximately 489 square yards of additional paving to extend the parking lot at two (2) locations. The exact locations and square yardage shall be determined by Lessor in accordance with field conditions but shall be reasonably satisfactory to Lessee. Lessor shall cause such additional paving to be installed in accordance with proper standards of design and workmanship. Any repairs made necessary by failure of such installation to comply with proper standards shall be promptly effected by Lessor at Lessor's expense.

6. All other terms and conditions of this Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, we have hereunto set our hand and seal this _____ day of ______________, 1988.


                                      By:
----------------------------------       ------------------------------
WITNESS                                  MARK HANKIN
                                         HANMAR ASSOCIATES V


                                      By:
----------------------------------       ------------------------------
WITNESS                                  INDUSTRIAL REAL ESTATE
                                         MANAGEMENT, INC., its general
                                         partner

                                         AMERICAN BANK NOTE COMPANY


                                      By:
----------------------------------       ------------------------------
WITNESS

                                      Attest:
----------------------------------           --------------------------
WITNESS
                                         CORPORATE SEAL:

                           AMERICAN BANK NOTE COMPANY
                  300 CORPORATE DRIVE, BRADLEY CORPORATE PARK
                              BLAUVELT, N.Y. 10913
                           TELEPHONE: (914) 353-3320
                              TELEX: 421795 BANKTE

                                    ADDENDUM

Attached to and made a part of a Lease Agreement by and between MARK HANKIN and HANMAR ASSOCIATES V, tenants in common, as Lessor, and American Bank Note Company, as Lessee providing for the rental, for an initial term beginning August 1, 1984 and ending July 31, 1989, of Lessor's 30,000 square foot Building H, known as 1448 County Line Road, Huntingdon Valley, Pennsylvania 19006, and the adjacent land as outlined in red on Exhibit A, attached to said Lease.

                              W I T N E S S E T H

With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned Lease Agreement in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provision of said Lease Agreement.

1. Lessee hereby exercises its option to renew this Lease for a three (3) year term as provided in Paragraph 40, Subparagraph A. The term of this Lease shall be for three (3) years, commencing August 1, 1989 and terminating July 31, 1992.

2. The minimum annual rental shall be $129,000 during the first year of the renewal term; $138,000 during the second year of the renewal term; and $147,600 during the third year of the renewal term in lawful money of the United States of America, payable in monthly installments in advance during the renewal term of this Lease, in sums of $10,750 during the first year of this Lease; $11,500 during the second year of this Lease; and $12,300 during the third year of this Lease on the first day of each month, rent to begin from the first day of August, 1989.

3. Paragraph 40 of this Lease is hereby amended to read in its entirety as follows:

     40. CONTINUATION OF LEASE. Provided Lessee is not then in default under any of the terms, covenants and conditions of this Lease, Lessee shall have the right and privilege at its election to renew the term of this Lease for a further period of three (3) years, to commence August 1, 1992 ( the "Renewal Period"). Said right and privilege shall be exercisable by written notice given to Lessor at any time between August 1, 1991 and January 31, 1992. Such renewal shall be on the same terms and conditions, except that there shall be no further renewal options (in the absence of a


           PLATES ENGRAVED ONLY ON CONDITION THAT THEY REMAIN IN THE
                            CUSTODY OF THIS COMPANY.

                           AMERICAN BANK NOTE COMPANY
                                    NEW YORK


     subsequent agreement therefor) and except that the Annual Minimum Rent for each year of said Renewal Period (beginning on August 1 of 1992, 1993, and 1994) shall be the greater of (1) the sum of the Annual Minimum Rent for the immediately preceding year plus $9,000, or (2) the amount calculated in accordance with Paragraphs A and B below:

     A. The Annual Minimum Rental under alternative (2) above for the years beginning on August 1 of 1992, 1993, and 1994 shall be equal to $147,600 increased by a percentage equal to the percentage increase in the Consumer Price Index between the index figure for June, 1991 and the index figure for June of 1992, 1993, and 1994, respectively.

     B. As used in Paragraph A above, the term "Consumer Price Index" shall mean the Consumer Price Index -- All Urban Consumers (1982-1984=100), published monthly by the United States Department of Labor, Bureau of Labor Statistics. If the base period for the Consumer Price Index is changed, the percentage calculations provided for in Paragraph A shall be made after appropriately adjusting the index figures to make them as nearly comparable as possible. If the Consumer Price Index is discontinued, said percentage calculations shall be made on the basis of the successor thereto or the most nearly comparable index published by the United States Government, appropriately adjusted to make the index figures as nearly comparable as possible.

          In the absence of notice from Lessee to Lessor of Lessee's intent to exercise its option as more fully described in Paragraph 40 hereinabove, this lease shall specifically terminate on July 31, 1992 without notice being required by either party.

          If Lessee shall exercise its option as provided for in Paragraph 40 hereinabove, this Lease shall specifically terminate on July 31, 1995.

4. Paragraph 24 of this Lease is hereby deleted in its entirety, and the following is substituted therefor: If Lessee remains in possession of the premises after the expiration of the term of this lease, or any extension thereof, without the written consent of Lessor, such holding over shall, if rent is accepted by Lessor for any period after the expiration of the term, create a tenancy from month to month with respect to the Premises on all of the same terms and conditions as are in effect on the last day of the preceding term, except that the monthly minimum rental shall be increased to an amount equal to three times the minimum monthly rental effective on the last of the preceding term.

5. Lessor agrees to install, prior to May 31, 1989, at Lessor's expense, approximately 489 square yards of additional paving to extend the parking lot at two (2) locations. The exact locations and square yardage shall be determined by Lessor in accordance with field conditions but shall be reasonably satisfactory to Lessee. Lessor shall cause such additional paving to be installed in accordance with proper standards of design and workmanship. Any repairs made necessary by failure of such installation to comply with proper standards shall be promptly effected by Lessor at Lessor's expense.

6. all other terms and conditions of this Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, we have hereunto set our hand and seal this 23 day of March, 1989.


                                     By:  /s/ Mark Hankin
------------------------                -----------------------------
WITNESS                                  MARK HANKIN
                                         HANMAR ASSOCIATES V


                                     By:
------------------------                ------------------------------
WITNESS                                   INDUSTRIAL REAL ESTATE
                                          MANAGEMENT, INC., its
                                          general partner


                                     AMERICAN BANK NOTE COMPANY

                                     By:   /s/ David C. Bender
------------------------                -------------------------------
WITNESS                                   David C. Bender VP/CFO


                                     Attest:
------------------------                    ----------------------------
WITNESS


                                CORPORATE SEAL:

                                  ADDENDUM #2


Attached to and made a part of the Lease Agreement dated the 13th day of August, 1984 and the Addendum dated the 23rd day of March, 1989 by and between MARK HANKIN and HANMAR ASSOCIATES XV, tenants-in-common, as Lessor and AMERICAN BANKNOTE COMPANY, as Lessee, for Lessor's 30,000 square foot Building "H", known as 1448 County Line Road, Huntingdon Valley, PA 19006.

                                  WITNESSETH:

With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned Lease Agreement and Addendum ("Lease") in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provisions of said Leases.

1. The first paragraph of the Lease shall be amended to read as follows: by and between MARK HANKIN and HANMAR ASSOCIATES MLP, tenants-in-common ("Lessor") and AMERICAN BANKNOTE COMPANY, a New York Corporation,
     345 Hudson Street, New York, NY 10014 ("Lessee").

2. The term of the Lease shall be extended for an additional one (1) year term, beginning August 1, 1992 and terminating July 31, 1993
     ("Extended Term").

3. The minimum annual rent for the Extended Term shall be One Hundred Fifty-Six Thousand Six Hundred Dollars ($156,600.00), payable in advance in monthly installments in sums of Thirteen Thousand Fifty Dollars ($13,050.00).

4. Lessor agrees to repair at its sole cost and expense any existing leaks in the roof.

5. Notwithstanding anything contained in the Lease Agreement dated the 13th day of August, 1984 or the Addendum dated the 23rd day of March, 1989 to the contrary, Lessee and Lessor agree that provided Lessee is not then in default under any of the terms, covenants and conditions of this Lease, Lessee shall have the right and privilege at its election to renew the term of this Lease for a further period of three (3) years, to commence August 1, 1993 (the "Renewal Period"). Said right and privilege shall be exercisable by written notice given to Lessor at any time between August 1, 1992 and January 31, 1993. Such renewal shall be on the same terms and

                                   Page - 2 -

     conditions, except that there shall be no further renewal options (in the absence of a subsequent agreement therefor) and except that the minimum annual rent for each year of said Renewal Period (beginning on August 1 of 1993, 1994, and 1995) shall be the greater of (1) the sum of the minimum annual rent for the immediately preceding year plus $9,000, or (2) the amount calculated in accordance with Paragraphs A and B below:

     (A) the minimum annual rental under alternative (2) above for the years beginning on August 1 of 1993, 1994, and 1995 shall be equal to $156,600 increased by a percentage equal to the percentage increase in the Consumer Price Index between the index figure for June, 1992 and the index figure for June of 1993, 1994, and 1995, respectively.

     (B) As used in Paragraph A above, the term "Consumer Price Index" shall mean the Consumer Price Index -- All Urban Consumers (1982-1984=100), published monthly by the United States Department of Labor, Bureau of Labor Statistics. If the base period for the Consumer Price Index is changed, the percentage calculations provided for in Paragraph A shall be made after appropriately adjusting the index figures to make them as nearly comparable as possible. If the Consumer Price Index is discontinued, said percentage calculations shall be made on the basis of the successor thereto or the most nearly comparable index published by the United States Government, appropriately adjusted to make the index figures as nearly comparable as possible.

          In the absence of notice from Lessee to Lessor of Lessee's intent to exercise its option as more fully described hereinabove, this lease shall specifically terminate on July 31, 1993 without notice being required by either party.

          If Lessee shall exercise its option as provided for hereinabove, this Lease shall specifically terminate on July 31, 1996.

6. In all other respects, the provisions of the Lease dated August 13, 1984 and the Addendum dated March 23, 1989 not inconsistent with the terms hereof, including but not limited to Paragraphs #16 and #17, CONTAINING WARRANTS OF ATTORNEY TO CONFESS JUDGMENT FOR MONEY DAMAGES AND EJECTMENT AGAINST LESSEE are hereby ratified and confirmed and shall remain in full force and effect.

                                   Page - 3 -


7. EFFECTIVENESS: THE FURNISHING OF THE FORM OF THIS ADDENDUM SHALL NOT CONSTITUTE AN OFFER OF ANY KIND OR A RESERVATION OF ANY OPTION FOR THE LEASE SPACE: THIS ADDENDUM SHALL BECOME EFFECTIVE UPON AND ONLY UPON ITS EXECUTION BY AND DELIVERY TO EACH PARTY HEREOF.


IN WITNESS WHEREOF, we have hereunto set our hand and seal this 24th day of March, 1992.



     Cheryl Thrane                         BY:            Mark Hankin
---------------------------                    --------------------------------
WITNESS                                         MARK HANKIN -- LESSOR



    Cheryl Thrane                          BY:            Mark Hankin
---------------------------                    --------------------------------
                                                HANMAR ASSOCIATES, M.L.P., by
                                                Industrial Real Estate
                                                Management, Inc., its General
                                                Partner -- LESSOR


                                           AMERICAN BANKNOTE COMPANY,
                                           LESSEE


    Deane J. Parkins                       BY:         Harvey J. Kesner
---------------------------                    --------------------------------
WITNESS                                         HARVEY J. KESNER
                                                Vice President

                                           ATTEST:         HR Roberts
                                                  -----------------------------
                                                           Secretary




                                             Corporate Seal:

                                    ADDENDUM

Attached to and made a part of a Lease Agreement by and between MARK HANKIN and HANMAR ASSOCIATES V, tenants in common, as Lessor, and American Bank Note Company, as Lessee providing for the rental, for an initial term beginning August 1, 1984 and ending July 31, 1989, of Lessor's 30,000 square foot Building H, known as 1448 County Line Road, Huntingdon Valley, Pennsylvania 19006, and the adjacent land as outlined in red on Exhibit A, attached to said Lease.


                              W I T N E S S E T H


With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned Lease Agreement in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provision of said Lease Agreement.


1. Lessee hereby exercises its option to renew this Lease for a three (3) year term as provided in Paragraph 40, Subparagraph A. The term of this Lease shall be for three (3) years, commencing August 1, 1989 and terminating July 31, 1992.

2. The minimum annual rental shall be $129,000 during the first year of the renewal term; $138,000 during the second year of the renewal term; and $147,600 during the third year of the renewal term in lawful money of the United States of America, payable in monthly installments in advance during the renewal term of this Lease, in sums of $10,750 during the first year of this Lease; $11,500 during the second year of this Lease; and $12,300 during the third year of this Lease on the first day of each month, rent to begin from the first day of August, 1989.


3. Paragraph 40 of this Lease is hereby amended to read in its entirety as follows:


     40. CONTINUATION OF LEASE. Provided Lessee is not then in default under any of the terms, covenants and conditions of this Lease, Lessee shall have the right and privilege at its election to renew the term of this Lease for a further period of three (3) years, to commence August 1, 1992 (the "Renewal Period"). Said right and privilege shall be exercisable by written notice given to Lessor at any time between August 1, 1991 and January 31, 1992. Such renewal shall be on the same terms and conditions, except that there shall be no further renewal options (in the absence of a subsequent agreement therefor) and except that the Annual Minimum Rent for each year of said Renewal Period (beginning on August 1 of 1992, 1993, and 1994) shall be the greater of (1) the sum of the Annual

     Minimum Rent for the immediately preceding year plus $9,000, or (2) the amount calculated in accordance with Paragraphs A and B below:

     A. The Annual Minimum Rental under alternative (2) above for the years beginning on August 1 of 1992, 1993, and 1994 shall be equal to $147,600 increased by a percentage equal to the percentage increase in the Consumer Price Index between the index figure for June, 1991 and the index figure for June of 1992, 1993 and 1994, respectively.

     B. As used in Paragraph A above, the term "Consumer Price Index" shall mean the Consumer Price Index -- All Urban Consumers (1982-1984=100), published monthly by the United States Department of Labor, Bureau of Labor Statistics. If the base period for the Consumer Price Index is changed, the percentage calculations provided for in Paragraph A shall be made after appropriately adjusting the index figures to make them as nearly comparable as possible. If the Consumer Price Index is discontinued, said percentage calculations shall be made on the basis of the successor thereto or the most nearly comparable index published by the United States Government, appropriately adjusted to make the index figures as nearly comparable as possible.

4. Paragraph 24 of this Lease is hereby deleted in its entirety, and the following is substituted therefor:

     This Lease shall absolutely terminate and Lessee shall vacate the demised premises upon the expiration of the term hereof, as the same may be renewed pursuant to Paragraph 40 hereof, or otherwise extended by written agreement of the parties. If Lessee fails to vacate the demised premises in accordance with the immediately preceding sentence, Lessee shall be deemed a tenant from month to month on the same terms and conditions as herein provided, except that there shall be no further renewal options and Lessee shall pay three times the rate and vacate.

5. Lessor agrees to install, at Lessor's expense, approximately 489 square yards of additional paving to extend the parking lot at two (2) locations. The exact locations and square yardage shall be determined by Lessor in accordance with field conditions but shall be reasonably satisfactory to Lessee. Lessor shall cause such additional paving to be installed in accordance with proper standards of design and workmanship. Any repairs made necessary by failure of such installation to comply with proper standards shall be promptly effected by Lessor at Lessor's expense.

6. All other terms and conditions of this Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, we have hereunto set our hand and seal this


______ day of ___________________ , 1998.




_________________________________         By:  ________________________________
WITNESS                                        MARK HANKIN
                                               HANMAR ASSOCIATES V



_________________________________         By:  _________________________________
WITNESS                                        INDUSTRIAL REAL ESTATE
                                               MANAGEMENT, INC., its
                                               general partner



                                               AMERICAN BANK NOTE COMPANY



_________________________________         By:  _________________________________
WITNESS





_________________________________         Attest: ______________________________
WITNESS
                                          CORPORATE SEAL:

                                  ADDENDUM #2

Attached to and made a part of the Lease Agreement dated the 13th day of August, 1984 and the Addendum dated the 23rd day of March, 1989 by and between MARK HANKIN and HANMAR ASSOCIATES XV, tenants-in-common, as Lessor and AMERICAN BANKNOTE COMPANY, as Lessee, for Lessor's 30,000 square foot Building "H", known as 1448 County Line Road, Huntingdon Valley, PA 19006.


                                  WITNESSETH:

With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned Lease Agreement and Addendum ("Lease") in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provisions of said Leases.

1. The first paragraph of the Lease shall be amended to read as follows: by and between MARK HANKIN and HANMAR ASSOCIATES MLP, tenants-in-common ("Lessor") and AMERICAN BANKNOTE COMPANY, a New York Corporation, 345 Hudson Street, New York, NY 10014 ("Lessee").

2. The term of the Lease shall be extended for an additional one (1) year term, beginning August 1, 1992 and terminating July 31, 1993 ("Extended Term").

3. The minimum annual rent for the Extended Term shall be One Hundred Fifty-Six Thousand Six Hundred Dollars ($156,600.00), payable in advance in monthly installments in sums of Thirteen Thousand Fifty Dollars ($13,050.00).

4. Lessor agrees to repair at its sole cost and expense any existing leaks in the roof.

5. Notwithstanding anything contained in the Lease Agreement dated the 13th day of August, 1984 or the Addendum dated the 23rd day of March, 1989 to the contrary, Lessee and Lessor agree that provided Lessee is not then in default under any of the terms, covenants and conditions of this Lease, Lessee shall have the right and privilege at its election to renew the term of this Lease for a further period of three (3) years, to commence August 1, 1993 (the "Renewal Period"). Said right and privilege shall be exercisable by written notice given to Lessor at any time between August 1, 1992 and January 31, 1993. Such renewal shall be on the same terms and

                                   Page - 2 -


     conditions, except that there shall be no further renewal options (in the absence of a subsequent agreement therefor) and except that the minimum Annual Rent for each year of said Renewal Period (beginning on August 1 of 1993, 1994, and 1995) shall be the greater of (1) the sum of the minimum Annual Rent for the immediately preceding year plus $9,000, or (2) the amount calculated in accordance with Paragraphs A and B below:

     (A) The minimum Annual Rental under alternative (2) above for the years beginning on August 1 of 1993, 1994, and 1995 shall be equal to $156,600 increased by a percentage equal to the percentage increase in the Consumer Price Index between the index figure for June, 1992 and the index figure for June of 1993, 1994, and 1995, respectively.

     (B) As used in Paragraph A above, the term "Consumer Price Index" shall mean the Consumer Price Index -- All Urban Consumers (1982-1984=100), published monthly by the United States Department of Labor, Bureau of Labor Statistics. If the base period for the Consumer Price Index is changed, the percentage calculations provided for in paragraph A shall be made after appropriately adjusting the index figures to make them as nearly comparable as possible. If the Consumer Price Index is discontinued, said percentage calculations shall be made on the basis of the successor thereto or the most nearly comparable index published by the United States Government, appropriately adjusted to make the index figures as nearly comparable as possible.

          In the absence of notice from Lessee to Lessor of Lessee's intent to exercise its option as more fully described hereinabove, this lease shall specifically terminate on July 31, 1993 without notice being required by either party.

          If Lessee shall exercise its option as provided for hereinabove, this Lease shall specifically terminate on July 31, 1996.

6. In all other respects, the provisions of the Lease dated August 13, 1984 and the Addendum dated March 23, 1989 not inconsistent with the terms hereof, including but not limited to Paragraphs #16 and #17, CONTAINING WARRANTS OF ATTORNEY TO CONFESS JUDGMENT FOR MONEY DAMAGES AND EJECTMENT AGAINST LESSEE are hereby ratified and confirmed and shall remain in full force and effect.

                                   Page - 3 -


7. EFFECTIVENESS: THE FURNISHING OF THE FORM OF THIS ADDENDUM SHALL NOT CONSTITUTE AN OFFER OF ANY KIND OR A RESERVATION OF ANY OPTION FOR THE LEASE SPACE: THIS ADDENDUM SHALL BECOME EFFECTIVE UPON AND ONLY UPON ITS EXECUTION BY AND DELIVERY TO EACH PARTY HEREOF.

IN WITNESS WHEREOF, we have hereunto set our hand and seal this 24th day of March, 1992.

                                          BY:  /s/ Mark Hankin
-----------------------------------          -----------------------------------
WITNESS                                      MARK HANKIN -- LESSOR

                                          BY:
-----------------------------------          -----------------------------------
                                             HANMAR ASSOCIATES, M.L.P., by
                                             Industrial Real Estate
                                             Management, Inc., its General
                                             Partner -- LESSOR

                                        AMERICAN BANKNOTE COMPANY, LESSEE

                                        BY:
-----------------------------------          -----------------------------------
WITNESS                                      President

                                        Attest:
                                                 -------------------------------
                                                 Secretary

                                        Corporate Seal:

                           AMERICAN BANK NOTE COMPANY
                  300 CORPORATE DRIVE, BRADLEY CORPORATE PARK
                              BLAUVELT, N.Y. 10913
                           TELEPHONE: (914) 353-3320
                              TELEX: 421795 BANKTE

                                    ADDENDUM

Attached to and made a part of a Lease Agreement by and between MARK HANKIN and HANMAR ASSOCIATES V, tenants in common, as Lessor, and American Bank Note Company, as Lessee providing for the rental, for an initial term beginning August 1, 1984 and ending July 31, 1989, of Lessor's 30,000 square foot Building H, known as 1448 County Line Road, Huntingdon Valley, Pennsylvania 19006, and the adjacent land as outlined in red on Exhibit A, attached to said Lease.

                              W I T N E S S E T H

With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned Lease Agreement in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provision of said Lease Agreement.

1. Lessee hereby exercises its option to renew this Lease for a three (3) year term as provided in Paragraph 40, Subparagraph A. The term of this Lease shall be for three (3) years, commencing August 1, 1989 and terminating July 31, 1992.

2. The minimum annual rental shall be $129,000 during the first year of the renewal term; $138,000 during the second year of the renewal term; and $147,600 during the third year of the renewal term in lawful money of the United States of America, payable in monthly installments in advance during the renewal term of this Lease, in sums of $10,750 during the first year of this Lease; $11,500 during the second year of this Lease; and $12,300 during the third year of this Lease on the first day of each month, rent to begin from the first day of August, 1989.

3. Paragraph 40 of this Lease is hereby amended to read in its entirety as follows:

     40. CONTINUATION OF LEASE. Provided Lessee is not then in default under any of the terms, covenants and conditions of this Lease, Lessee shall have the right and privilege at its election to renew the term of this Lease for a further period of three (3) years, to commence August 1, 1992 ( the "Renewal Period"). Said right and privilege shall be exercisable by written notice given to Lessor at any time between August 1, 1991 and January 31, 1992. Such renewal shall be on the same terms and conditions, except that there shall be no further renewal options (in the absence of a


           PLATES ENGRAVED ONLY ON CONDITION THAT THEY REMAIN IN THE
                            CUSTODY OF THIS COMPANY.

                           AMERICAN BANK NOTE COMPANY
                                    NEW YORK


     subsequent agreement therefor) and except that the Annual Minimum Rent for each year of said Renewal Period (beginning on August 1 of 1992, 1993, and 1994) shall be the greater of (1) the sum of the Annual Minimum Rent for the immediately preceding year plus $9,000, or (2) the amount calculated in accordance with Paragraphs A and B below:

     A. The Annual Minimum Rental under alternative (2) above for the years beginning on August 1 of 1992, 1993, and 1994 shall be equal to $147,600 increased by a percentage equal to the percentage increase in the Consumer Price Index between the index figure for June, 1991 and the index figure for June of 1992, 1993, and 1994, respectively.

     B. As used in Paragraph A above, the term "Consumer Price Index" shall mean the Consumer Price Index -- All Urban Consumers (1982-1984=100), published monthly by the United States Department of Labor, Bureau of Labor Statistics. If the base period for the Consumer Price Index is changed, the percentage calculations provided for in Paragraph A shall be made after appropriately adjusting the index figures to make them as nearly comparable as possible. If the Consumer Price Index is discontinued, said percentage calculations shall be made on the basis of the successor thereto or the most nearly comparable index published by the United States Government, appropriately adjusted to make the index figures as nearly comparable as possible.

          In the absence of notice from Lessee to Lessor of Lessee's intent to exercise its option as more fully described in Paragraph 40 hereinabove, this lease shall specifically terminate on July 31, 1992 without notice being required by either party.

          If Lessee shall exercise its option as provided for in Paragraph 40 hereinabove, this Lease shall specifically terminate on July 31, 1995.

4. Paragraph 24 of this Lease is hereby deleted in its entirety, and the following is substituted therefor: If Lessee remains in possession of the premises after the expiration of the term of this lease, or any extension thereof, without the written consent of Lessor, such holding over shall, if rent is accepted by Lessor for any period after the expiration of the term, create a tenancy from month to month with respect to the Premises on all of

                           AMERICAN BANK NOTE COMPANY
                                    NEW YORK


     the same terms and conditions as are in effect of the last day of the preceding term, except that the monthly minimum rental shall be increased to an amount equal to three times the minimum monthly rental effective on the last of the preceding term.

5. Lessor agrees to install, prior to May 31, 1989, at Lessor's expense, approximately 489 square yards of additional paving to extend the parking lot at two (2) locations. The exact locations and square yardage shall be determined by Lessor in accordance with field conditions but shall be reasonably satisfactory to Lessee. Lessor shall cause such additional paving to be installed in accordance with proper standards of design and workmanship. Any repairs made necessary by failure of such installation to comply with proper standards shall be promptly effected by Lessor at Lessor's expense.

6. All other terms and conditions of this Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, we have hereunto set our hand and seal this 23 day of March, 1989.



ILLEGIBLE SIGNATURE                By:  /s/ Mark Hankin
___________________                     ______________________
WITNESS                                 MARK HANKIN
                                        HANMAR ASSOCIATES V


ILLEGIBLE SIGNATURE                By:  /s/ Mark Hankin
___________________                     ______________________
WITNESS                                 INDUSTRIAL REAL ESTATE
                                        MANAGEMENT, INC., its
                                        general partner

                                        AMERICAN BANK NOTE COMPANY





/s/ Carolyn Keeley                 By:  /s/ David C. Bender
___________________                     ______________________
WITNESS                                 DAVID C. BENDER, VP/CFO





ILLEGIBLE SIGNATURE                Attest:  ILLEGIBLE SIGNATURE
___________________                         ___________________
WITNESS

                                   CORPORATE SEAL:

                                  ADDENDUM #3

Attached to and made a part of the Lease Agreement dated the 13th day of August, 1984 and the Addenda dated the 23rd day of March, 1989 and the 24th day of March 1992 by and between MARK HANKIN and HANMAR ASSOCIATES XV, tenants-in-common, as Lessor and AMERICAN BANKNOTE COMPANY, as Lessee, for Lessor's 30,000 square foot Building "H", known as 1448 County Line Road, Huntingdon Valley, PA 19006.

                                  WITNESSETH:

With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned Lease Agreement and Addenda ("Lease") in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provisions of said Leases.

1. The term of the Lease shall be extended for an additional one (1) year term, beginning August 1, 1993 and terminating July 31, 1994 ("Extended Term").

2. The minimum Annual Rent for the Extended Term shall be One Hundred Sixty-Five Thousand Six Hundred Dollars ($165,600.00), payable in advance in monthly installments in sums of Thirteen Thousand Eight Hundred Dollars ($13,800.00).

3.   Paragraph 5 of the Addendum #2 dated the 24th day of March 1992 is deleted.

4. Notwithstanding anything contained in the Lease Agreement dated the 13th day of August, 1984 or the Addenda dated the 23rd day of March, 1989 and the 24th day of March 1992 to the contrary, Lessee and Lessor agree that provided Lessee is not then in default under any of the terms, covenants and conditions of this Lease, Lessee shall have the right and privilege at its election to renew the term of this Lease for a further period of three
     (3) years, to commence August 1, 1994 (the "Renewal Period"). Said right and privilege shall be exercisable by written notice given to Lessor at any time between August 1, 1993 and January 31, 1994. Such renewal shall be on the same terms and conditions, except that there shall be no further renewal options (in the absence of a subsequent agreement therefor) and except that the minimum Annual Rent for each year of said Renewal Period (beginning on August 1 of 1994, 1995 and 1996) shall be the greater of (1) the sum of the minimum Annual Rent for the immediately preceding year plus $9,000, or (2) the amount calculated in accordance with Paragraphs A and B below:

                                   Page - 2 -


     (A) The minimum Annual Rental under alternative (2) above for the years beginning on August 1 of 1994, 1995, and 1996 shall be equal to $165,600 increased by a percentage equal to the percentage increase in the Consumer Price Index between the index figure for June, 1993 and the index figure for June of 1994, 1995, and 1996, respectively.

     (B) As used in Paragraph A above, the term "Consumer Price Index" shall mean the Consumer Price Index -- All Urban Consumers (1982-1984=100), published monthly by the United States Department of Labor, Bureau of Labor Statistics. If the base period for the Consumer Price Index is changed, the percentage calculations provided for in Paragraph A shall be made after appropriately adjusting the index figures to make them as nearly comparable as possible. If the Consumer Price Index is discontinued, said percentage calculations shall be made on the basis of the successor thereto or the most nearly comparable index published by the United States Government, appropriately adjusted to make the index figures as nearly comparable as possible.

          In the absence of notice from Lessee to Lessor of Lessee's intent to exercise its option as more fully described hereinabove, this lease shall specifically terminate on July 31, 1994 without notice being required by either party.

          If Lessee shall exercise its option as provided for hereinabove, this Lease shall specifically terminate on July 31, 1997.

5. In all other respects, the provisions of the Lease dated August 13, 1984 and the Addenda dated March 23, 1989 and March 24, 1992 not inconsistent with the terms hereof, including but not limited to Paragraphs #16 and #17, CONTAINING WARRANTS OF ATTORNEY TO CONFESS JUDGMENT FOR MONEY DAMAGES AND EJECTMENT AGAINST LESSEE are hereby ratified and confirmed and shall remain in full force and effect.

6. EFFECTIVENESS: THE FURNISHING OF THE FORM OF THIS ADDENDUM SHALL NOT CONSTITUTE AN OFFER OF ANY KIND OR A RESERVATION OF ANY OPTION FOR THE LEASE SPACE: THIS ADDENDUM SHALL BECOME EFFECTIVE UPON AND ONLY UPON ITS EXECUTION BY AND DELIVERY TO EACH PARTY HEREOF.

                                                                      Page - 3 -


IN WITNESS WHEREOF, we have hereunto set our hand and seal this 22nd day of July, 1992.



SIGNATURE                                  By:  /s/ MARK HANKIN
--------------------------------                --------------------------------
WITNESS                                         MARK HANKIN - LESSOR

SIGNATURE                                  By:  /s/ MARK HANKIN
--------------------------------                --------------------------------
WITNESS                                         HANMAR ASSOCIATES, M.L.P., by
                                                Industrial Real Estate
                                                Management, Inc., its
                                                General Partner - LESSOR

                                                AMERICAN BANKNOTE COMPANY
                                                LESSEE

SIGNATURE                                  By:  SIGNATURE
--------------------------------                --------------------------------
WITNESS                                         CHAIRMAN & CEO


                                           Attest:  SIGNATURE
                                                    ----------------------------
                                                    Assistant Secretary


                                           Corporate Seal:

                                  ADDENDUM #4

Attached to and made a part of the Lease Agreement dated the 13th day of August, 1984 and the Addenda dated the 23rd day of March 1989, the 24th day of March 1992 and the 22nd day of January 1993, (collectively called "Lease") by and between MARK HANKIN and HANMAR ASSOCIATES XV, tenants-in-common, as Lessor and AMERICAN BANKNOTE COMPANY, as Lessee, for Lessor's 30,000 square foot Building "H", known as 1448 County Line Road, Huntingdon Valley, PA 19006.


                                  WITNESSETH:

With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned Lease in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provisions of said Lease.

1. The term of the Lease shall be extended for an additional one (1) year term, beginning August 1, 1994 and terminating July 31, 1995 ("Extended Term").

2. The minimum Annual Rent for the Extended Term shall be One Hundred Sixty-Five Thousand Six Hundred Dollars ($165,600.00), payable in advance in monthly installments in sums of Thirteen Thousand Eight Hundred Dollars ($13,800.00).

3. Paragraph 4 of the Addendum #3 dated the 22nd day of January 1993 is deleted.

4. Notwithstanding anything contained in the Lease, to the contrary, Lessee and Lessor agree that either party hereto may terminate this Lease at the end of this term and any renewal term or extension term by giving to the other party written notice at least six (6) months prior thereto, but in default of such notice, this Lease shall continue upon all of the same terms and conditions in force immediately prior to the expiration of the term hereof for a further period of one (1) year and so on from year to year unless and until terminated by either party hereto giving the other six (6) months' written notice prior to the expiration of the then current term. Such renewal shall be on all of the same terms and conditions including the minimum Annual Rent.

5. In all other respects, the provisions of the Lease dated August 13, 1984 and the Addenda dated March 23, 1989, March 24, 1992 and January 22, 1993, not inconsistent with the terms hereof, including but not limited to Paragraphs #16 and #17, CONTAINING WARRANTS OF ATTORNEY TO CONFESS JUDGEMENT FOR MONEY DAMAGES AND EJECTMENT AGAINST LESSEE are hereby ratified and confirmed and shall remain in full force and effect.

 6. EFFECTIVENESS: THE FURNISHING OF THE FORM OF THIS ADDENDUM SHALL NOT CONSTITUTE AN OFFER OF ANY KIND OR A RESERVATION OF ANY OPTION FOR THE LEASE SPACE: THIS ADDENDUM SHALL BECOME EFFECTIVE UPON AND ONLY UPON ITS EXECUTION BY AND DELIVERY TO EACH PARTY HEREOF.

     IN WITNESS WHEREOF, we have hereunto set our hand and seal this 26th day of July, 1994.


/s/ ILLEGIBLE SIGNATURE                 By: /s/ MARK HANKIN
--------------------------------            --------------------------------
WITNESS                                     MARK HANKIN  -  LESSOR


/s/ ILLEGIBLE SIGNATURE                  By: /s/ ILLEGIBLE SIGNATURE
--------------------------------             --------------------------------
WITNESS                                      HANMAR ASSOCIATES,  M.L.P.,
                                             by Industrial Real Estate
                                             Management, Inc., its
                                             General Partner  -  LESSOR

                                         AMERICAN BANKNOTE COMPANY - LESSEE


/s/ ILLEGIBLE SIGNATURE                  By: /s/ ILLEGIBLE SIGNATURE
--------------------------------             --------------------------------
WITNESS                                                          , President


                                         Attest: /s/ ILLEGIBLE SIGNATURE
                                                 ---------------------------
                                                                 , Secretary


                                         Corporate Seal

                                  ADDENDUM #5


Attached to and made part of the Lease Agreement dated the 13th day of August, 1984 and the Addenda dated the 23rd day of March, 1989, the 24th day of March, 1992, the 22nd day of January, 1993, and the 26th day of July, 1994, (collectively called "Lease") by and between MARK HANKIN and HANMAR ASSOCIATES XV, tenants-in-common, as Lessor and AMERICAN BANKNOTE COMPANY, as Lessee, for Lessor's 30,000 square foot Building "H", known as 1448 County Line Road, Huntingdon Valley, PA 19006.

                              W I T N E S S E T H:

With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned Lease Agreement in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provisions of said Lease Agreement.


1. The term of the Lease shall be extended for an additional one (1) year term, beginning August 1, 1996 and terminating July 31, 1997 ("Extended Term").

2. The Minimum Annual Rent for the Extended Term shall be One Hundred Forty-Four Thousand and 00/100 Dollars ($144,000.00), payable in advance in monthly installments in sums of Twelve Thousand and 00/100 Dollars ($12,000.00).

3. In all other respects, the provisions of the Lease dated August 13, 1984 and the Addenda dated March 23, 1989, March 24, 1992, January 22, 1993 and July 26, 1994, not inconsistent with the terms hereof, including but not limited to Paragraphs #16 and #17,

     CONTAINING WARRANTS OF ATTORNEY TO CONFESS JUDGEMENT FOR MONEY DAMAGES AND EJECTMENT AGAINST LESSEE are hereby ratified and confirmed and shall remain in full force and effect.

     4. EFFECTIVENESS. THE FURNISHING OF THE FORM OF THIS ADDENDUM SHALL NOT CONSTITUTE AN OFFER OF ANY KIND OR A RESERVATION OF ANY OPTION FOR THE LEASED SPACE; THIS ADDENDUM SHALL BECOME EFFECTIVE UPON AND ONLY UPON ITS EXECUTION BY AND DELIVERY TO EACH PARTY HERETO.

     IN WITNESS WHEREOF, we have hereunto set our hand and seal this 28th day of May, 1996.


/s/ ILLEGIBLE SIGNATURE            BY: /s/ MARK HANKIN
-----------------------------          -----------------------------
WITNESS                                MARK HANKIN - LESSOR


/s/ ILLEGIBLE SIGNATURE            BY: /s/ ILLEGIBLE SIGNATURE
-----------------------------          -----------------------------
WITNESS                                HANMAR ASSOCIATES, M.L.P.,
                                       by Industrial Real Estate
                                       Management, Inc., its General
                                       Partner - Lessor

                                   AMERICAN BANKNOTE COMPANY - LESSEE

                                   BY: /s/ HARVEY J. KESNER
-----------------------------          -----------------------------
WITNESS                                HARVEY J. KESNER


                                   Attest:
                                          --------------------------


                                   Corporate Seal

                                  ADDENDUM #5

Attached to and made part of the Lease Agreement dated the 13th day of August, 1984 and the Addenda dated the 23rd day of March, 1989, the 24th day of March, 1992, the 22nd day of January, 1993, and the 26th day of July, 1994, (collectively called "Lease") by and between MARK HANKIN and HANMAR ASSOCIATES XV, tenants-in-common, as Lessor and AMERICAN BANKNOTE COMPANY, as Lessee, for Lessor's 30,000 square foot Building "H", known as 1448 County Line Road, Huntingdon Valley, PA 19006.

                              W I T N E S S E T H:

     With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned Lease Agreement in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provisions of said Lease Agreement.

1. The term of the Lease shall be extended for an additional one (1) year term, beginning August 1, 1996 and terminating July 31, 1997 ("Extended Term").

2. The Minimum Annual Rent for the Extended Term shall be One Hundred Forty-Four Thousand and 00/100 Dollars ($144,000.00), payable in advance in monthly installments in sums of Twelve Thousand and 00/100 Dollars ($12,000.00).

3. In all other respects, the provisions of the Lease dated August 13, 1984 and the Addenda dated March 23, 1989, March 24, 1992, January 22, 1993 and July 26, 1994, not inconsistent with the terms hereof, including but not limited to Paragraphs #16 and #17,

     CONTAINING WARRANTS OF ATTORNEY TO CONFESS JUDGEMENT FOR MONEY DAMAGES AND EJECTMENT AGAINST LESSEE are hereby ratified and confirmed and shall remain in full force and effect.

     4. EFFECTIVENESS. THE FURNISHING OF THE FORM OF THIS ADDENDUM SHALL NOT CONSTITUTE AN OFFER OF ANY KIND OR A RESERVATION OF ANY OPTION FOR THE LEASED SPACE; THIS ADDENDUM SHALL BECOME EFFECTIVE UPON AND ONLY UPON ITS EXECUTION BY AND DELIVERY TO EACH PARTY HERETO.

     IN WITNESS WHEREOF, we have hereunto set our hand and seal this 28th day of May, 1996.


/s/ ILLEGIBLE SIGNATURE                    BY: /s/ MARK HANKIN
-----------------------------                  -----------------------------
WITNESS                                        MARK HANKIN - LESSOR


/s/ ILLEGIBLE SIGNATURE                    BY: /s/ ILLEGIBLE SIGNATURE
-----------------------------                  -----------------------------
WITNESS                                        HANMAR ASSOCIATES, M.L.P.,
                                               by Industrial Real Estate
                                               Management, Inc., its General
                                               Partner - Lessor


                                           AMERICAN BANKNOTE COMPANY - LESSEE



                                           BY: /s/ HARVEY J. KESNER
-----------------------------                  -------------------------
WITNESS                                        HARVEY J. KESNER


                                           Attest:
                                                  ----------------------


                                           Corporate Seal